UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2006
TD AMERITRADE Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-49992 (Commission File Number)	82-0543156 (I.R.S. Employer Identification Number)

4211 South 102nd Street Omaha, Nebraska (Address of principal executive offices)	68127 (Zip Code)
Registrant’s telephone number, including area code: (402) 331-7856
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 30, 2006, TD AMERITRADE Holding Corporation (“TD AMERITRADE”) entered into an Indemnification Agreement with each of the following individuals (each, an “Indemnitee”) who serve or have served on the board of directors of TD AMERITRADE:
•	Michael J. Bingle

•	W. Edmund Clark

•	Marshall A. Cohen

•	Dan W. Cook III

•	Michael D. Fleisher

•	Glenn H. Hutchins

•	Daniel A. Marinangeli

•	Mark L. Mitchell

•	Joseph H. Moglia

•	Wilbur J. Prezzano

•	J. Joe Ricketts

•	J. Peter Ricketts

•	Thomas S. Ricketts

•	Fredric J. Tomczyk
Each of the indemnification agreements are identical in all material respects and provide generally that TD AMERITRADE will indemnify and advance expenses to the fullest extent permitted by applicable law. Each indemnification agreement continues until the later of six years from the date an Indemnitee ceases to serve as a director of TD AMERITRADE and the final termination of any proceeding in respect of which an Indemnitee is entitled to rights under the indemnification agreement.
Each Indemnitee is entitled to be indemnified against all expenses, judgments, penalties and amounts paid in settlement actually and reasonably incurred if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of TD AMERITRADE in the event he is, or is threatened to be made, a party to any threatened, pending or completed action, suit, investigation or inquiry, other than proceedings brought by or in the right of TD AMERITRADE. In the case of proceedings by or in the right of TD AMERITRADE, an Indemnitee is entitled to be indemnified against all expenses if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of TD AMERITRADE, except that no indemnification against expenses will be made in respect of any matter as to which the Indemnitee has been found liable to TD AMERITRADE unless the Court of Chancery of the State of Delaware has determined that such indemnification may be made.
TD AMERITRADE has agreed to advance all reasonable expenses incurred by an Indemnitee in connection with any proceeding within twenty days after receipt of a statement requesting such advance, which statement includes an undertaking to repay any advanced expenses in the event it is determined that the Indemnitee is not entitled to indemnification.
This description of the indemnification agreements is qualified in its entirety be reference to the complete form of indemnification which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. 10.1 Form of Indemnification Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION

Date: June 5, 2006	By:	/s/ John R. MacDonald

Name: John R. MacDonald
Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement